UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2026

Aeries Technology, Inc.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40920	98-1587626
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Paya Lebar Road, #08-13 Paya Lebar Square Singapore	409051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 228-6404

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	AERT	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	AERTW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On March 26, 2026, Unnikrishnan (Unni) Balakrishnan Nambiar resigned from his position as Chief Technology Officer of Aeries Technology, Inc. (the “Company”), effective March 31, 2026, to take a leadership position with the Company’s wholly-owned subsidiary in India, Aeries Technology Group Business Accelerators Private Limited.

Additionally, on March 26, 2026, the Company’s Board of Directors appointed Bhisham (Ajay) Khare, the Company’s Chief Executive Officer and Principal Financial Officer and a Director of the Company, to serve as the Company’s Principal Accounting Officer (“PAO”), effective as of March 31, 2026.

Mr. Khare, age 48, has served as Chief Executive Officer and a Director of the Company since February 2025 and Chief Revenue Officer and Chief Operating Officer of the Company since the consummation of the business combination in November 2023. Prior to consummation of the Company’s business combination, he served as Chief Revenue Officer and Chief Operating Officer for the Americas division of Aeries group since 2015. Mr. Khare is responsible for planning and executing the strategic direction and ongoing operations for the company.

Mr. Khare did not enter into any material plan, contract or arrangement with the Company in connection with his appointment as the Company’s PAO.

There are no family relationships between Mr. Khare and any of the Company’s current or former directors or executive officers. Mr. Khare is not a party to any transaction that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended, that have not already been previously disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aeries Technology, Inc.

Date: March 30, 2026	By:	/s/ Bhisham (Ajay) Khare
Bhisham (Ajay) Khare
Chief Executive Officer and Director

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